Rule 497(e)

Registration Nos. 333-178767 and 811-22652

FIRST TRUST VARIABLE INSURANCE TRUST
(the “Trust”)
FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
(each a “Fund” and collectively, the “Funds”)
SUPPLEMENT TO THE PROSPECTUS DATED MAY 2, 2016
AS PREVIOUSLY SUPPLEMENTED ON JUNE 17, 2016
DATED OCTOBER 5, 2016
Notwithstanding anything to the contrary in the Funds’ Prospectus, the section in the Funds’ Prospectus, entitled “Distributions and Taxes-Automatic Reinvestment” is replaced in its entirety with the following:
“Dividends from net investment income, if any, are declared and paid semi-annually by the Funds in June and December. Each Fund distributes its net realized capital gains, if any, to shareholders at least annually. All dividends payable by a Fund will be reinvested in the Fund.”
PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND PROSPECTUS FOR FUTURE REFERENCE